                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


Date of Report (Date of earliest event reported) November 8, 1996
                                                -----------------------------

                            [LOGO OF K SWISS INC.]
                            ----------------------

            (Exact name of registrant as specified in its charter)


    Delaware                     0-18490                       95-4265988
-----------------           ------------------            -------------------
(State or other                (Commission                 (I.R.S. Employer
 jurisdiction                  File Number                Identification No.)
of incorporation)


    20664 Bahama Street, Chatsworth, California                      91311
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 (Address of principal executive offices)                          (Zip Code)



      Registrant's telephone number, including area code  (818) 998-3388
                                                        ----------------

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Item 5.  Other Events.
         ------------

         On November 8, 1996, the Company issued a press release relating to the purchase of up to $10,000,000 of its Class A common stock on the open market through December 1997. A copy of the November 8, 1996 press release is attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c). Exhibits:

              99     Press release dated November 8, 1996.



















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                                  SIGNATURES
                                  ----------







     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          K.Swiss Inc.


Date: November 8, 1996                    By:  George Powlick
                                               --------------------------------
                                               George Powlick
                                               Vice President Finance and
                                               Chief Financial Officer
















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                                 EXHIBIT INDEX
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
                                                               Page
                                                               ----
Exhibit
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
99       Press release dated November 8, 1996.                  5

















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